UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

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Claros Mortgage Trust, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! CLAROS MORTGAGE TRUST, INC. 2026 Annual Meeting Vote by June 2, 2026 11:59 PM ET CLAROS MORTGAGE TRUST, INC. C/O MACK REAL ESTATE CREDIT STRATEGIES, L.P. 60 COLUMBUS CIRCLE, 20TH FLOOR NEW YORK, NY 10023 V95756-P46735 You invested in CLAROS MORTGAGE TRUST, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 3, 2026. Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 20, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and June 3, 2026 1:00 p.m., Eastern Daylight Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/CMTG2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: For 01) Derrick D. Cephas 04) Richard Mack 07) Steven L. Richman 02) Mary Haggerty 05) Michael McGillis 08) Andrew Silberstein 03) Pamela Liebman 06) Denise Olsen 09) W. Edward Walter III 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm For for the fiscal year ending December 31, 2026. 3. Advisory vote to approve the compensation of Claros Mortgage Trust, Inc.’s named executive officers, as more fully For described in the Proxy Statement. 4. Approval of an amendment to the Claros Mortgage Trust, Inc. 2016 Incentive Award Plan. For NOTE: The proxy holders will vote in their discretion with regard to such other business as may properly come before the meeting or any postponement or adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.